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                   Strategic Partners Asset Allocation Funds

                      Prospectus dated September 27, 2002
                       Supplement dated November 25, 2002

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   Effective November 20, 2002, RS Investment Management, LP replaced Franklin
Advisers, Inc. as subadviser for a portion of the assets of the Conservative Growth Fund, Moderate Growth Fund, and High Growth Fund of Strategic Partners Asset Allocation Funds.

   The following replaces the discussion of Franklin Advisers, Inc. in the section of the prospectus titled 'How the Trust is Managed--Advisers and Portfolio Managers':

     RS Investment Management, LP (RS Investments)

        RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of September 30, 2002, the firm had approximately $4 billion in assets under management, which include a family of no-load mutual funds and institutional separate accounts. The principal office of RS Investments is at 388 Market St., Suite 1700, San Francisco, California 94111.

        Bill Wolfenden, a principal of RS Investments and lead portfolio manager of its small-cap growth separate accounts, manages the RS Investments portion of the Funds. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors from 1994 until March 2001 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.






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